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 T. ROWE PRICE
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U.S. Treasury Funds, Inc.
   U.S. Treasury Intermediate Fund
   U.S. Treasury Long-Term Fund

 Supplement to prospectus dated October 1, 1998
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 The following paragraph should be added to page 24 of the prospectus:

 Futures (bond funds)

 Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. The funds may buy and sell futures contracts for any number of reasons, including: to manage their exposure to changes in interest rates and bond prices; as an efficient means of adjusting their overall exposure to the market; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration.

 Futures contracts may not always be successful hedges and their prices can be highly volatile. Using them could lower a fund's total return, and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

 Operating policies Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of each fund's net asset value.
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 The date of the above supplement is July 1, 1999.
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   U.S. Treasury Money Fund
   U.S. Treasury Intermediate Fund
   U.S. Treasury Long-Term Fund

   To reflect the retirement of Peter Van Dyke as Chairman of the U.S. Treasury Intermediate and Long-Term Funds' advisory committees and to make other changes to the committees, the Portfolio Management paragraphs on page 18 of the prospectus will be replaced with the following, effective immediately:

   Portfolio Management
   Each fund has an Investment Advisory Committee whose chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. The Investment Advisory Committees comprise the following members:

  . Money Fund  Edward A. Wiese, Chairman, Patrice Berchtenbreiter Ely, Brian E.
   Burns, Robert P. Campbell, James M. McDonald, Joan R. Potee, and Gwendolyn G. Wagner. Mr. Wiese has been chairman of the Money Fund's committee since 1990. He joined T. Rowe Price in 1984 and has been managing investments since 1985.

  . Intermediate Fund  Cheryl A. Mickel, Chairman, Connice A. Bavely, Jerome A.
   Clark, Heather R. Landon, Alan D. Levenson, and William T. Reynolds. Ms. Mickel became chairman of the Intermediate Fund's committee in 1998. She joined T. Rowe Price in 1989 and has been managing investments since 1997.

  . Long-Term Fund  Jerome A. Clark, Chairman, Connice A. Bavely, Heather R.
   Landon, Alan D. Levenson, Cheryl A. Mickel, and William T. Reynolds. Mr.
   Clark became chairman of the Long-Term Fund's committee in 1998. He joined T. Rowe Price in 1992 and has been managing investments since 1993.
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 The date of the above supplement is December 31, 1998
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                                                                C07-041 07/01/99